THE MANAGERS FUNDS
               EQUITY FUNDS

   Supplement dated November 4, 1999 to Prospectus and Statement of Additional Information dated
 April 1, 1999, as supplemented July 16, 1999

The  following information supercedes that
contained  in the Prospectus and Statement
of   Additional  Information  solely  with
respect to the following Fund:

   Income Equity Fund
   ------------------

   Effective  November   1,   1999,
   Robert    T.    Hoffman,    lead
   portfolio   manager   for    the
   Growth & Income management  team
   of  Scudder  Kemper Investments,
   Inc.  ("Scudder"),  is  replaced
   by Lori Ensinger who has been  a
   senior member of the team  since
   1993.     Scudder's   management
   team,  now led by Lori Ensinger,
   will  continue  to  manage   the
   Fund    together    with     the
   management  team  of   Chartwell
   Investment Partners, L.P.

   November 4, 1999